                                                      EXHIBIT 24



                               POWER OF ATTORNEY

                             Pursuant to Rule 402(c)


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned:

     JAMES H. KASSCHAU does hereby appoint and constitute Robert J. Cobuzzi and James A. Eder and each of them as his agent and attorney-in-fact to execute in his name, place and stead (whether on behalf of the undersigned individually or as an officer or director of said Corporation or otherwise) an amendment to a Registration Statement on Form S-8 relating to the Kollmorgen 1992 Stock Ownership Plan for Non-Employee Directors increasing by 175,000 shares reserved for issuance there under, and all instruments necessary or advisable in connection with such amendment to the Registration Statement; and to file the same with the Securities and Exchange Commission. Each of the said attorneys shall have the power to act hereunder with or without the other.

     IN WITNESS WHEREOF, the undersigned has executed this form this 6th day of February , 1997.



                                     /s/ James H. Kasschau
                                   _________________________________
                                        James H. Kasschau


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                            POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned:

     J. DOUGLAS MAXWELL, JR. does hereby appoint and constitute Robert J. Cobuzzi and James A. Eder and each of them as his agent and attorney-in-fact to execute in his name, place and stead (whether on behalf of the undersigned individually or as an officer or director of said Corporation or otherwise) an amendment to a Registration Statement on Form S-8 relating to the Kollmorgen 1992 Stock Ownership Plan for Non-Employee Directors increasing by 175,000 shares reserved for issuance there under, and all instruments necessary or advisable in connection with such amendment to the Registration Statement; and to file the same with the Securities and Exchange Commission. Each of the said attorneys shall have the power to act hereunder with or without the other.

     IN WITNESS WHEREOF, the undersigned has executed this form this 6th day of February , 1997.



                                      /s/ J. Douglas Maxwell, Jr.
                                   _________________________________
                                        J. Douglas Maxwell, Jr.


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                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned:

     ROBERT N. PARKER does hereby appoint and constitute Robert J. Cobuzzi and James A. Eder and each of them as his agent and attorney-in-fact to execute in his name, place and stead (whether on behalf of the undersigned individually or as an officer or director of said Corporation or otherwise) an amendment to a Registration Statement on Form S-8 relating to the Kollmorgen 1992 Stock Ownership Plan for Non-Employee Directors increasing by 175,000 shares reserved for issuance there under, and all instruments necessary or advisable in connection with such amendment to the Registration Statement; and to file the same with the Securities and Exchange Commission. Each of the said attorneys shall have the power to act hereunder with or without the other.

     IN WITNESS WHEREOF, the undersigned has executed this form this 6th day of February , 1997.



                                   /s/ Robert N. Parker
                                   _________________________________
                                        Robert N. Parker

                             POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned:

     GEORGE P. STEPHAN does hereby appoint and constitute Robert J. Cobuzzi and James A. Eder and each of them as his agent and attorney-in-fact to execute in his name, place and stead (whether on behalf of the undersigned individually or as an officer or director of said Corporation or otherwise) an amendment to a Registration Statement on Form S-8 relating to the Kollmorgen 1992 Stock Ownership Plan for Non-Employee Directors increasing by 175,000 shares reserved for issuance there under, and all instruments necessary or advisable in connection with such amendment to the Registration Statement; and to file the same with the Securities and Exchange Commission. Each of the said attorneys shall have the power to act hereunder with or without the other.

     IN WITNESS WHEREOF, the undersigned has executed this form this 6th day of February , 1997.



                                    /s/ George P. Stephan
                                    _________________________________
                                         George P. Stephan